CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated October 29, 2004, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Claymore Securities Defined Portfolios National Investment Grade Municipal Defined Portfolio, Series 1 dated January 24, 2005.

                                                          /s/ Grant Thornton LLP


Chicago, Illinois
January 24, 2005



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated October 29, 2004, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Claymore Securities Defined Portfolios, Pennsylvania Investment Grade Municipal Defined Portfolio, Series 1 dated January 24, 2005.

                                                          /s/ Grant Thornton LLP


Chicago, Illinois
January 24, 2005